                                                                    Exhibit 99.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Form 10-Q/A (Amendment No. 1) of Pro-Fac Cooperative, Inc. for the fiscal quarter ended September 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q/A"), the undersigned, Stephen R. Wright, General Manager, Secretary and Principal Financial Officer of Pro-Fac Cooperative, Inc., hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Form 10-Q/A fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

         (2) The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Pro-Fac Cooperative, Inc.

Dated:   February 7, 2003                    /s/ Stephen R. Wright
                                             -----------------------------------
                                             Stephen R. Wright, General Manager
                                               and Secretary
                                             (Principal Financial Officer)

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Form 10-Q/A (Amendment No. 1) of Pro-Fac Cooperative, Inc. for the fiscal quarter ended September 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q/A"), the undersigned, Stephen R. Wright, General Manager, Secretary and Principal Executive Officer of Pro-Fac Cooperative, Inc., hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Form 10-Q/A fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

         (2) The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Pro-Fac Cooperative, Inc.

Dated: February 7, 2003                  ---------------------------------------
                                         Stephen R. Wright, General Manager
                                           and Secretary
                                         (Principal Executive Officer)

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Form 10-Q/A (Amendment No. 1) of Pro-Fac Cooperative, Inc. for the fiscal quarter ended September 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q/A"), the undersigned, Stephen R. Wright, General Manager, Secretary and Principal Financial Officer of Pro-Fac Cooperative, Inc., hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Form 10-Q/A fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

         (2) The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Pro-Fac Cooperative, Inc.

Dated: February 7, 2003                /s/ Stephen R. Wright
                                       ________________________________________
                                       Stephen R. Wright, General Manager
                                        and Secretary
                                       (Principal Financial Officer)